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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   __________



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 8, 2002
                        (Date of earliest event reported)


                                   TVIA, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                  0-30539             77-0549628
   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)


                4001 Burton Drive, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 982-8588

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Item 4.  Changes in Registrant's Certifying Accountant.

         On April 8, 2002, the Board of Directors of Tvia, Inc. (the "Company"), upon recommendation of the Company's Audit Committee, made a determination to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PWC") on April 10, 2002 to serve as the Company's independent public accountants for the fiscal year ended March 31, 2002.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended March 31, 2001 and 2000 and the subsequent interim period through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated April 10, 2002, stating its agreement with such statements.

         During the fiscal years ended March 31, 2001 and 2000 and through the date hereof, the Company did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

                 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 10, 2002

                                   TVIA, INC.

                                   By               /s/ Eli Porat
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                                                      Eli Porat
                                               Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                             Description
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  16      Letter from Arthur Andersen LLP to the Securities and Exchange
          Commission dated April 10, 2002

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